Exhibit 10.32
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIRD AMENDMENT, dated as of November __, 2012 (this “Agreement”), to the Amended and Restated Credit Agreement, dated as of September 1, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among COLONY FINANCIAL, INC., a Maryland corporation (the “REIT”), CFI MEZZ FUNDING, LLC, a Delaware limited liability company (“CFI Mezz Funding”), CFI RE HOLDCO, LLC, a Delaware limited liability company (“CFI RE Holdco”), COLFIN ESH FUNDING, LLC, a Delaware limited liability company (“ColFin ESH Funding”), COLFIN 2100 FUNDING, LLC, a Delaware limited liability company (“ColFin 2100”), CFI CORAMERICA 2100 FUNDING, LLC, a Delaware limited liability company (“CorAmerica 2100”), CFI RE MASTERCO, LLC, a Delaware limited liability company (“CFI RE Masterco”; and together with the REIT, CFI Mezz Funding, CFI RE Holdco, ColFin ESH Funding, ColFin 2100, CorAmerica 2100 and any Operating Partnership (as defined in the Credit Agreement) that is formed after the Restatement Effective Date and becomes a co-borrower thereunder in accordance with Section 6.12(c), each a “Borrower” and collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”) Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Required Lenders agree to amend various provisions of the Credit Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth in this Agreement:
1.1        New Definitions. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:
“Capsource ColFin Facility” means the secured term loan facility provided pursuant to the Loan and Security Agreement dated as of May __, 2012 by and among ColFin-O EXR LF II Borrower, LLC, CapitalSource Finance LLC as a lender, the other lenders from time to time party thereto and CapitalSource Bank, as administrative payment and collateral agent thereunder.
“ColFin EXR Facility” means the secured term loan facility provided pursuant to the Fourth Amended and Restated Loan and Security Agreement dated November 25, 2009 by and among Exclusive Resorts Real Estate Holdings I, LLC and certain of its affiliates, as borrowers, ColFin-O EXR LF II Borrower, LLC, as a lender, the other lenders from time to time party thereto and ColFin-O EXR LF II Borrower, LLC, as administrative payment and collateral agent thereunder.
1.2        Definition of Consolidated Fixed Charges. The definition of “Consolidated Fixed Charges” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Consolidated Fixed Charges” means, for any period, the amount, determined without duplication for the REIT and its Consolidated Subsidiaries on a consolidated basis, equal to (i) Consolidated Cash Interest Expense for such period, plus (ii) scheduled payments of principal in respect of Consolidated Total Debt (excluding the Capsource ColFin Facility) during such period plus (iii) the amount of dividends or distributions paid or required to be paid by the REIT during such period in respect of any of its preferred Equity Interests plus (iv) an amount equal to the greater of (x) the Consolidated Group Pro Rata Share of scheduled payments of principal under the Capsource

ColFin Facility during such period less the Consolidated Group Pro Rata Share of payments of principal actually received by the REIT or a Consolidated Subsidiary thereof in immediately available funds under the ColFin EXR Facility during such period and (y) $0.
1.3        Section 7.12(a). Section 7.12(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a)    Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than the sum of (i) $682,000,000 and (ii) 80% of Net Cash Proceeds received by the REIT from issuances or sales of Equity Interests of the REIT occurring after July 31, 2012.
1.4        Exhibit C (Form of Compliance Certificate). Exhibit C to the Credit Agreement is hereby amended in its entirety by substituting the document attached as Exhibit C hereto in its place.
SECTION 2.    Conditions of Effectiveness. This Agreement shall not become effective until the date on which all of the following conditions precedent shall have been satisfied or waived in writing:
(a)    Counterparts. The Administrative Agent shall have received counterparts of this Agreement duly executed by each the Loan Parties, the Administrative Agent and the Required Lenders.
(b)     Representations and Warranties. All representations and warranties contained in Section 3 of this Agreement shall be true.
SECTION 3.    Representations and Warranties. After giving effect to this Agreement, the Loan Parties, jointly and severally, reaffirm and restate the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date (except (i) to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date and (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification). Each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:
(a)    it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;
(b)    no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;
(c)    this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;
(d)    no Default or Event of Default has occurred and is continuing;
(e)    the execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under, any contractual obligation of any Loan Party or any of its Subsidiaries; and

(f)    nothing contained in this Agreement, including the amendments to the Credit Agreement effected pursuant hereto, (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred, or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.
SECTION 4.    Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.
SECTION 5.    Costs and Expenses. The Loan Parties acknowledge and agree that their payment obligations set forth in Section 10.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.
SECTION 6.    Ratification.
(a)Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrowers are truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.
(b)This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 7.    Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 8.    References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.
SECTION 9.    Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.
SECTION 10.    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 11.        Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.
SECTION 12.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 13.    Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
[The remainder of this page left blank intentionally]

IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the Required Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWERS:

[Signature page to Third Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

COLONY FINANCIAL, INC., a Maryland corporation

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI RE MASTERCO, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI RE HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI MEZZ FUNDING, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

COLFIN ESH FUNDING, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

COLFIN 2100 FUNDING, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI CORAMERICA 2100 FUNDING, LLC, a Delaware limited liability company

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

[Signature page to Third Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

GUARANTORS:

COLONY FINANCIAL HOLDCO, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

COLONY FINANCIAL TRS, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI FRB FUNDING, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

COLONY FINANCIAL AMC, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI DB HOLDING, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI MBS HOLDING, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

COLFIN JIH FUNDING, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

COLFIN 2011 ADC HOLDING, LLC, a Delaware limited liability company

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

COLONY AMC MILESTONE NORTH, LLC, a Delaware limited liability company

By: Colony Financial AMC, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI 2011 CRE HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI GNE LOAN FUNDING, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI GNE WARRANT INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI INLAND INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI MILESTONE NORTH HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

COLONY AMC MILESTONE WEST, LLC, a Delaware limited liability company

By: Colony Financial AMC, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI HUNT TRS INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI RS HOLDING, LLC, a Delaware limited liability company

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI CENTCO FUNDING, LLC, a Delaware limited liability company

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI BULLS TRS INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI EXR LOAN FUNDING, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI BOW TRS INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI 2011-2 CRE HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI BMO II TRS INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

CFI FCDC HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member

By: CFI RE Masterco, LLC, its managing member

By: Colony Financial, Inc., its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

[Signature page to Third Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

[Signature page to Third Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:_/s/ James P. Johnson _________________
     Name: James P. Johnson
Title: Senior Vice President

[Signature page to Third Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:_/s/ James P. Johnson _________________
     Name: James P. Johnson
Title: Senior Vice President

[Signature page to Third Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By: /s/ Harry Comninellis
Name: Harry Comninellis
Title: Vice President

[Signature page to Third Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By: /s/ Tim Stephens
Name: Tim Stephens
Title: Director

[Signature page to Third Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By: /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

[Signature page to Third Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Bill O’Daly
Name: Bill O’Daly
Title: Director

By: /s/ Michael D’Onofrio
Name: Michael D’Onofrio
Title: Associate

[Signature page to Third Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

ONEWEST BANK, FSB, as a Lender

By: /s/ James K. Simons
Name: James K. Simons
Title: Executive Vice President

[Signature page to Third Amendment to Colony Financial, Inc. Amended and Restated Credit Agreement]

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: ,

To:	Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as September 1, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Colony Financial, Inc., a Delaware corporation (the “REIT”), the Subsidiaries of the REIT party thereto as co-borrowers (together with the REIT, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).

The undersigned Responsible Officer of the REIT hereby certifies as of the date hereof that he/she is the                              of the REIT, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the REIT, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.    The Borrowers have delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrowers ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.    The Borrowers have delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrowers ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the REIT and its Consolidated Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.    The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Loan Parties during the accounting period covered by such financial statements.

3.    A review of the activities of the Loan Parties during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Loan Parties performed and observed all their Obligations under the Loan Documents, and
[select one:]

[to the best knowledge of the undersigned, during such fiscal period each of the Loan Parties performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
--or--
[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
4.    The representations and warranties of the Borrowers contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.    The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of

            ,         .
COLONY FINANCIAL, INC.
By:
Name:
Title:

For the Quarter/Year ended ___________________(“Statement Date”)
SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.    Section 7.12 (a) – Consolidated Tangible Net Worth.
A.    Actual Consolidated Tangible Net Worth at Statement Date:

1.	Shareholders’ Equity: $

2.	Intangible Assets: $

3.	Consolidated Tangible Net Worth (Line I.A1 less Line I.A.2): $
B.    80% of Net Cash Proceeds received by the REIT after July 31, 2012 from issuances or sales of its Equity Interests:            $
C.    Minimum required Consolidated Tangible Net Worth
(Lines I.B + $682,000,000):    $
D.    Excess (deficient) for covenant compliance (Line I.A.– I.C):    $

II.	Section 7.12 (b) – Consolidated Fixed Charge Coverage Ratio.

A.	EBITDA for the fiscal quarter ending on above date (“Subject Period”):
Core Earnings for Subject Period
a.    The consolidated net income (loss) of the REIT, computed in accordance with GAAP for Subject Period, plus        $
b.    Non-cash equity compensation expense for Subject Period, plus    $
c.    Real estate depreciation and amortization expense for Subject Period, plus    $
d.    Any unrealized losses from mark to market valuation changes (other than permanent impairment) that are included in net income for Subject Period, plus    $
e.    Extraordinary or non-recurring non-cash losses for Subject Period, minus        $___________
f.     Any unrealized gains from mark to market valuation changes (other than permanent impairment) that are included in net income for Subject Period, minus    $
g.    Extraordinary or non-recurring non-cash gains for Subject Period        $
1.    Core Earnings (Line II.A.a + b + c + d + e –f –g)    $

2.    Consolidated Interest Expense for Subject Period:    $
3.    Provisions for taxes based on income of the REIT and its Consolidated Subsidiaries for Subject Period (limited, to the extent that such provisions are for taxes that are attributable to any Non Wholly-Owned Consolidated Affiliate, to the Consolidated Group Pro Rata Share of such attributable amount):    $
4.    Reasonable and customary out-of-pocket expenses incurred by the REIT and its Consolidated Subsidiaries in connection with the issuance of any debt or Equity Interests permitted to be issued under the Credit Agreement for Subject Period (limited, to the extent that such expenses are incurred by any Non Wholly-Owned Consolidated Affiliate, to the Consolidated Group Pro Rata Share of such expenses):    $
5.    EBITDA (Lines II.A.1 + 2 +3+4):     $                    $

B.	Consolidated Fixed Charges for Subject Period:
1.    Consolidated Cash Interest Expense for Subject Period (including the Consolidated Group Pro Rata Share of Cash Interest Expense of Non Wholly-Owned Consolidated Affiliates for Subject Period):    $
2.    Scheduled payments of principal on Consolidated Total Debt (excluding the Capsource ColFin Facility) for Subject Period:        $
3.    The amount of dividends or distributions paid or required to be paid by the REIT during Subject Period in respect of any of its preferred Equity Interests:    $
4.    The greater of (x) the Consolidated Group Pro Rata Share of scheduled payments of principal under the Capsource ColFin Facility during Subject Period less the Consolidated Group Pro Rata Share of payments of principal actually received by the REIT or a Consolidated Subsidiary thereof in immediately available funds under the ColFin EXR Facility during Subject Period and (y) $0.    $
5.    Consolidated Fixed Charges (Lines II.B1 +2 +3 +4):     $

C.	Consolidated Fixed Charge Coverage Ratio (Line II.A.5 ÷ Line II.B.4): to 1.00
Minimum required:            2.25 to 1.00

III.	Section 7.12 (c) – Consolidated Leverage Ratio.

A.	Consolidated Total Debt at Statement Date:
1.     Aggregate amount of all Indebtedness of the REIT and its Consolidated Subsidiaries (other than Non Wholly-Owned Consolidated Affiliates) that would be reflected on a consolidated balance sheet of the REIT and its Consolidated Subsidiaries as of

Statement Date prepared in accordance with GAAP:    $___________
2.     Consolidated Group Pro Rata Share of aggregate amount of all Indebtedness of each Unconsolidated Affiliate that would be reflected on a consolidated balance sheet of such Unconsolidated Affiliate as of Statement Date in accordance with GAAP, net of uncommitted cash on hand at and available to Unconsolidated Affiliates to pay down such Indebtedness:            $___________
3.     Indebtedness, if any, attributable to any Specified GAAP Reportable B Loan Transaction:        $___________
4.     Consolidated Group Pro Rata Share of the aggregate amount of all Indebtedness of each Non Wholly-Owned Consolidated Affiliate that would be reflected on a consolidated balance sheet of the REIT and its Consolidated Subsidiaries as of the Statement Date prepared in accordance with GAAP    $___________
5.     Consolidated Total Debt (Line III.A.1 + 2 - 3 + 4):                    $___________                $___________

B.	Total Asset Value at Statement Date:
1.     Book value of the total assets of the REIT and its Consolidated Subsidiaries (other than Non Wholly-Owned Consolidated Affiliates) on Statement Date as determined in accordance with GAAP:        $___________
2.     Consolidated Group Pro Rata Share of book value of the total assets of each Unconsolidated Affiliate on Statement Date as determined in accordance with GAAP:        $___________
3.     Consolidated Group Pro Rata Share of book value of the total equity of each Unconsolidated Affiliate on Statement Date as determined in accordance with GAAP:        $___________
4.    Asset value, if any, attributable to any Specified GAAP Reportable B Loan Transaction:    $___________
5.     Consolidated Group Pro Rata Share of the book value of the total assets of each Non Wholly-Owned Consolidated Affiliate on the Statement Date as determined in accordance with GAAP        $___________
6.     Total Asset Value (Line III.B.1 + 2 - 3 -4 + 5):    $___________

C.	Consolidated Leverage Ratio (Line III.A.5 ÷ Line III.B.6): to 1.00
Maximum permitted:            0.50 to 1.00

IV.    Section 7.12 (d) – Minimum Liquidity.

A.    Aggregate amount of cash and Cash Equivalents of the Loan Parties at Statement Date that are not subject to any Lien (excluding Liens arising under a Loan Document and statutory Liens in favor of any depositary bank where such cash and Cash Equivalents are maintained):        $___________
B.    Amounts included in Line IV.A. that are held by a Person other than a Loan Party as a deposit or security for Contractual Obligations:     $
C.    Unrestricted Cash at Statement Date (Line IV.A. - Line IV. B.):                $
D.    Aggregate Commitments at Statement Date:    $
E.    Maximum Permitted Outstanding Amount at Statement Date (see calculation in Section V below):    $______________
F.    Total Outstandings at Statement Date:    $______________
G.     Aggregate Commitments minus Total Outstandings (Line IV.D. - IV.F.):            $______________
H.     Maximum Permitted Outstanding Amount minus Total Outstandings (Line IV.E. - IV.F.):    $______________
I.     Liquidity (Line IV.C. + lesser of (x) Line IV.G. or (y) Line IV.H.):                $______________

Minimum required:     Line IV.G. must not be less than $5,000,000)

V.    Section 7.12 (e) – Total Facility Outstandings.
A.    Total Outstandings at Statement Date:     $
B.    Annualized Consolidated Cash Income at Statement Date (see calculation attached as Annex I hereto):     $
C.    Aggregate book value (determined in accordance with GAAP) of all Investment Assets that contribute positive Cash Income to the calculation of Annualized Consolidated Cash Income at Statement Date (see calculation attached as Annex II hereto):        $
D.    3.5 times Annualized Consolidated Cash Income at Statement Date        $
E.    40% of aggregate book value (determined in accordance with GAAP) of all Investment Assets that contribute positive Cash Income to the calculation of Annualized Consolidated Cash Income at Statement Date:    $
Maximum Total Outstandings permitted: Lesser of Line V.D. and Line V.E.

Annex I

Annualized Consolidated Cash Income at Statement Date

Annex II

Aggregate book value of Investment Assets